Exhibit 32(d)

                                  CERTIFICATION

                             18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Gulf Power Company for the quarter ended June 30, 2005, we, the undersigned, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our individual knowledge and belief, that:

     (1) such Quarterly Report on Form 10-Q of Gulf Power Company for the quarter ended June 30, 2005, which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such Quarterly Report on Form 10-Q of Gulf Power Company for the quarter ended June 30, 2005, fairly presents, in all material respects, the financial condition and results of operations of Gulf Power Company.

                                          /s/Susan N. Story
                                           Susan N. Story
                                President and Chief Executive Officer

                                        /s/Ronnie R. Labrato
                                          Ronnie R. Labrato
                               Vice President, Chief Financial Officer
                                           and Comptroller

Date:  August 3, 2005